                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 17, 1998



                             CYBERGUARD CORPORATION
             (Exact name of Registrant as specified in its charter)



       2000 W. Commercial Blvd., Suite 200, Ft. Lauderdale, Florida 33309
                         (address of principal offices)



                                  954-958-3900
                        (Registrant's telephone number)


Incorporation under the laws of the         Commission File Number          I.R.S. Employer Identification Number


      STATE OF FLORIDA                             0-24544                                 65-0510339


ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

    On June 17, 1998, CyberGuard Corporation, a Florida corporation ("Registrant"), completed the acquisition of ARCA Systems, Inc., a California corporation ("ARCA"), pursuant to an Agreement and Plan of Merger, dated May 29, 1998 (the "Merger Agreement"), among the Registrant, ARCA, and ARCA Acquisition Corporation, a Florida corporation and wholly-owned subsidiary of the Registrant ("Sub"), and each of William F. Wilson ("Wilson"), R. Kenneth Bauer ("Bauer") and Michael L. Weidner ("Weidner" and together with Wilson and Bauer, the "Party Shareholders"). The acquisition was effected through the merger (the "Merger") of Sub with and into ARCA, with ARCA being the surviving corporation of the Merger and becoming a wholly-owned subsidiary of the Registrant. ARCA is a security integration services firm specializing in practical applications of advanced security technology for information systems and provides security engineering services and security assessment services to a wide variety of customers in private industry and selected government organizations.

    In connection with the Merger, (i) each of the 3,726,667 shares of ARCA common stock issued and outstanding immediately prior to the Merger was converted into the right to receive .11819 shares of Registrant Common Stock (rounded to the nearest thousandth of a share), subject to the payment of cash in lieu of fractional shares; (ii) each of the 76,130 shares of ARCA Series A preferred stock issued and outstanding immediately prior to the Merger was converted into the right to receive .54817 shares of Registrant Common Stock (rounded to the nearest thousandth of a share), subject to the payment of cash in lieu of fractional shares; (iii) each of the 515,000 shares of ARCA Series B preferred stock issued and outstanding immediately prior to the Merger was converted into the right to receive .19361 shares of Registrant Common Stock (rounded to the nearest thousandth of a share), subject to the payment of cash in lieu of fractional shares; and (iv) certain loans, which aggregated approximately $113,000 with principal and interest, to ARCA from certain shareholders of ARCA were converted into and exchanged for 8,577 shares of Registrant Common Stock. In the aggregate, approximately 590,429 shares of the Registrant's Common Stock, constituting approximately 6.7% of its then-outstanding shares, were issued in the Merger with an additional 116,842 shares reserved for issuance pursuant to options outstanding under ARCA's 1988 Stock Option Plan which was assumed by the Registrant in the Merger. The closing price of a share of Registrant Common Stock on the effective date of the Merger was approximately $9.44. The Merger was accounted for by the Registrant under the "pooling-of-interests" method of accounting in accordance with generally accepted accounting principles.

    In connection with the Merger, the Registrant agreed to register the shares of Registrant Common Stock to be received by the ARCA shareholders in the Merger in three tranches over a 270-day period. In addition, key employees of ARCA prior to the Merger entered into Employment Agreements with ARCA and the Party Shareholders entered into Restrictive Covenant Agreements with the Registrant whereby such persons have agreed to not compete and not solicit business or personnel for a certain period of time in connection with the sale of ARCA. Robert L. Carberry, Tommy D. Steele, William D. Murray, Leland R. Reiswig, Jr. and the Party Shareholders have been appointed to the Board of Directors of ARCA. Mr. Wilson also is a vice president of the Registrant.

    The foregoing descriptions of the Merger Agreement, the Registration Agreement, the Employment Agreements and the Restrictive Covenant Agreements are qualified in their entirety by the full text of the Merger Agreement, the form of Registration Agreement, the form of Employment Agreement for Party Shareholders, the form of Employment Agreement for non-Party Shareholders and the form of Restrictive Covenant Agreement which are included as Exhibits 2.1, 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference. The Registrant Common Stock is traded on the Nasdaq National Market under the symbol "CYBG".

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

    (a)     Financial Statements of Business Acquired

            1.  Report of Independent Certified Public Accountants.

            2. Audited Balance Sheet of ARCA Systems, Inc. as of December 31, 1997.

            3. Audited Statements of Operation and Retained Earnings of ARCA Systems, Inc. as of December 31, 1997.

            4. Audited Statement of Changes in Stockholders' Equity of ARCA Systems, Inc. as of December 31, 1997.


            5. Audited Statement of Cash Flows of ARCA Systems, Inc. as of December 31, 1997.

            6. Notes to Financial Statements of ARCA Systems, Inc. as of December 31, 1997.


    (b)     Pro Forma Financial Information

            1. Unaudited Pro Forma Condensed Combined Financial Statements of CyberGuard Corporation and ARCA Systems, Inc.

            2. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 1995.

            3. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 1996.

            4. Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 1997.

            5. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1997.

            6. Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 1998.

            7. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 31, 1997.

            8. Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 31, 1998.

            9. Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 1998.

    (c)     Exhibits

            2.1 Agreement and Plan of Merger, dated as of May 29, 1998, among CyberGuard Corporation, ARCA Acquisition Corporation, ARCA Systems, Inc. and William F. Wilson, Michael L. Weidner and
                 R. Kenneth Bauer.

           10.1  Form of Registration Agreement, among CyberGuard
                 Corporation and the shareholders of ARCA.

           10.2 Form of Employment Agreement, among ARCA Systems, Inc. and William F. Wilson, Michael L. Weidner and R. Kenneth Bauer.

           10.3 Form of Employment Agreement, among ARCA Systems, Inc. and Jack Wool, Marv Schaefer, Gary Grossman, Victoria Thompson, Stephen Nardone and Charles Pfleeger.

           10.4 Form of Restrictive Covenant Agreement, among CyberGuard Corporation and the Party Shareholders.

           23.1  Consent of Tobkin, Chiang & Hammon, Certified Public
                 Accountants.

           99.1 Press Release of CyberGuard Corporation relating to the acquisition of ARCA Systems, Inc.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                CYBERGUARD CORPORATION




                                                By: /s/ Robert L. Carberry
                                                   -----------------------------
                                                   Robert L. Carberry
                                                   Chief Executive Officer


Dated:  June 22, 1998

                 ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                            TOBKIN, CHIANG AND HAMMON
                          Certified Public Accountants
                        2007 W. Hedding Street, Suite 209
                           San Jose, California 95128



                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors
ARCA Systems, Inc.
San Jose, California

We have audited the accompanying balance sheet of ARCA Systems, Inc. as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ARCA Systems, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Tobkin, Chiang & Hammon

San Jose, California
February 13, 1998

                               ARCA SYSTEMS, INC.
                                  BALANCE SHEET
                                December 31, 1997


                     ASSETS

CURRENT ASSETS
         Cash                                   $    56,852
         Trade accounts receivable                1,026,848
         Accounts receivable - other                 20,394
         Travel advances                             45,264
         Prepaid expenses                            35,092
                                                -----------
             TOTAL CURRENT ASSETS                 1,184,450

FIXED ASSETS
         Furniture and fixtures                      67,452
         Equipment                                  633,331
         Accumulated depreciation                  (441,257)
                                                -----------
             NET FIXED ASSETS                       259,526

OTHER ASSETS
         Rent deposits                               25,996
         Other deposits                               8,666
                                                -----------

             TOTAL OTHER ASSETS                      34,662

             TOTAL ASSETS                       $ 1,478,638
                                                ===========





See accompanying notes and independent auditors' report

                               ARCA SYSTEMS, INC.
                                  BALANCE SHEET
                                December 31, 1997


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
         Accounts payable                                       $  184,664
         Income tax payable                                          1,256
         Accrued expenses                                          221,840
         Notes payable - short-term                                323,000
                                                                ----------

             TOTAL CURRENT LIABILITIES                             730,760

LONG-TERM DEBT                                                      50,000

STOCKHOLDERS' EQUITY
         Common stock                                               29,851
         Preferred stock                                           591,130
         Retained earnings                                          76,897
                                                                ----------

             TOTAL STOCKHOLDERS' EQUITY                            697,878

             TOTAL LIABILITIES & STOCKHOLDERS' EQUITY           $1,478,638
                                                                ==========





See accompanying notes and independent auditors' report

                               ARCA SYSTEMS, INC.
                  STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                          Year ended December 31, 1997

REVENUES                                            $ 4,235,083
COST OF SALES                                         1,851,014
                                                    -----------
         GROSS PROFIT                                 2,384,069

EXPENSES
      Salaries and wages                                718,321
      Overhead expenses                                 652,026
      Interest expense                                   53,569
      General and administrative                        981,085
                                                    -----------
         TOTAL EXPENSES                               2,405,001

         NET LOSS BEFORE INCOME TAX                     (20,932)

         INCOME TAX - MINIMUM STATE TAXES                 1,256

         NET LOSS                                       (22,188)

BEGINNING RETAINED EARNINGS                              99,085

ENDING RETAINED EARNINGS                            $    76,897
                                                    ===========






See accompanying notes and independent auditors' report

                               ARCA SYSTEMS, INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                          Year ended December 31, 1997



                                     COMMON        PREFERRED        RETAINED
                                      STOCK          STOCK          EARNINGS      TOTAL
                                    --------       ---------        --------    --------
BALANCE AT 12/31/96                 $ 21,000         76,130         99,085      $196,215

Stock issued                           8,851        515,000                      523,851

Net Loss from operations                                           (22,188)      (22,188)
                                    ----------------------------------------------------

BALANCE AT 12/31/97                 $ 29,851        591,130         76,897      $697,878
                                    ====================================================










See accompanying notes and independent auditors' report

                               ARCA SYSTEMS, INC.
                             STATEMENT OF CASH FLOWS
                          Year Ended December 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES
         Net Loss                                            $ (22,188)
         Adjustment to reconcile net income to
           net cash used by operating activities:
         Depreciation                                           63,429
         Increase in accounts receivable                      (251,715)
         Decrease in other receivable                              436
         Increase in travel advances                           (19,962)
         Increase in prepaid expenses                          (27,208)
         Increase in accounts payable                           54,218
         Increase in accrued expenses                           31,509
                                                             ---------
         NET CASH USED BY OPERATING ACTIVITIES                (171,481)

CASH FLOWS FROM INVESTING ACTIVITIES
         Acquisition of equipment                             (168,733)
         Acquisition of other assets                            (8,256)
         Common stock and preferred stock                      523,851
                                                             ---------
         NET CASH PROVIDED BY INVESTING ACTIVITIES             346,862

CASH FLOWS FROM FINANCING ACTIVITIES

         Debt reduction                                       (137,867)
                                                             ---------
         NET CASH USED BY FINANCING ACTIVITIES                (137,867)

NET INCREASE IN CASH                                            37,514

CASH AT BEGINNING OF YEAR                                       19,338
                                                             ---------
CASH AT END OF YEAR                                          $  56,852
                                                             =========

SUPPLEMENTAL DISCLOSURES

Interest paid                                                $  53,569
Income taxes paid                                            $   3,547



See accompanying notes and independent auditors' report

                               ARCA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of ARCA Systems, Inc. is presented to assist in understanding the Company's financial statements. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

NATURE OF BUSINESS

The Company provides software security engineering for private companies and government agencies that use and store highly sensitive computer data. The Company grants credit to customers in the software security industry throughout the nation. Consequently, the Company's ability to collect the amounts due from customers is affected by economic fluctuations in the industry.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

DEPRECIATION OF PROPERTY AND EQUIPMENT

Property and equipment are carried at cost. Depreciation of property and equipment is provided using the straight-line method for financial reporting purposes at rates based on the following estimated useful lives:

                                                     YEARS
                                                     -----
                 Computer equipment                     5
                 Furniture and fixtures                 7
                 Leasehold improvements                15

                               ARCA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

DEPRECIATION OF PROPERTY AND EQUIPMENT (CONTINUED)

For federal income tax purposes, depreciation is computed using the modified accelerated cost recovery system. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for maintenance and repairs are charged to expense as incurred.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE B - LONG-TERM DEBT

Long-term debt consists of the following:

                                           DECEMBER 31, 1997
                                           -----------------

Line of credit                                $ 187,367
Equipment loan                                  105,633
Loans from related parties (Note E)              80,000
   Less amount due within one year             (323,000)
                                              ---------

          Total Long-term Debt                $  50,000
                                              =========


Maturity of long-term debt is as follows:

                  YEAR ENDING
                  DECEMBER 31,                 AMOUNT
                  ------------                --------

                     1999                     $ 25,000
                     2000                       25,000
                                              --------

                                     TOTAL    $ 50,000
                                              ========

                               ARCA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997

NOTE C - LEASE ARRANGEMENTS

The Company conducts its operations from facilities that are leased under a sixty three month non-cancelable operating lease expiring on March 31, 1998. There is an option to renew the lease for an additional two years at an increased monthly payment. In addition, the Company also leases sales offices in several other states with various terms.

The following is a schedule of future minimum lease payments required under the above operating leases as of December 31, 1997:

                    Year Ending
                    December 31,                               Amount
                    ------------                             ----------

                        1998                                 $  239,014
                        1999                                    204,447
                        2000                                    103,331
                        2001                                     85,297
                        2002                                     88,282
                                                             ----------

                                   TOTAL                     $  720,371
                                                             ==========


NOTE D - DEFINED BENEFIT PENSION PLAN

The Company has a 401(k) savings plan covering substantially all of its employees. Contributions and costs are determined based on a percentage of each covered employee's salary. For the year ended December 31, 1997, the Company did not make any contributions to the savings plan.

NOTE E - RELATED PARTY TRANSACTIONS

The following notes exist as of December 31, 1997 between the Company and its shareholders. Due dates for these notes vary from three to five years.

                               ARCA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997


NOTE E - RELATED PARTY TRANSACTIONS (CONTINUED)

The related party notes consist of the following:

                                     Note                    Interest                 Interest
         Note Date                  Amount                     Rate                    Accrual
         ---------                ----------                 --------                ---------
         08/24/93                 $   25,000                    8.5%                 $     949
         04/23/93                     20,000                    8.5%                       759
         07/01/92                     10,000                    9.5%                       950
         03/01/93                     25,000                    8.5%                     2,125
                                  ----------                                         ---------
         Total                    $   80,000                    Total                $   4,783
                                  ==========                                         =========




NOTE F - CAPITAL STOCK

The capital stock as of December 31, 1997 consists of the following:

                                         COMMON STOCK      PREFERRED STOCK
                                         ------------      ---------------

         Shares authorized                20,000,000          10,000,000
         Shares outstanding                3,721,557             591,130


Stock option activity for the year ended December 31, 1997 is as follows:

                                             OPTIONS OUTSTANDING
                                             -------------------

Options outstanding, January 1, 1997            $   792,498

Options granted                                     319,000
Options exercised                                   (67,307)

Options outstanding, December 31, 1997          $ 1,044,191
                                                ===========


Value of the options granted varied from $ .45 to $ .60 per share. Value of the options exercised varied from $ 0.0625 to $ 0.45 per share.

                               ARCA SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1997




NOTE G - INCOME TAX

For the year ended December 31, 1997, the Company has no income tax liability as a result of the operating loss. However, two states imposed minimum tax of $1,256 for the year ended December 31, 1997.

NOTE H - SUBSEQUENT EVENT

Subsequent to December 31, 1997, the Company entered into an agreement to merge with Cyberguard Corporation (a publicly-held corporation). Under the agreement, Cyberguard will issue common stock as consideration for a 100 percent interest in ARCA Systems, Inc.

         UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS OF
                 CYBERGUARD CORPORATION AND ARCA SYSTEMS, INC.

         The following unaudited pro forma condensed combined financial statements give effect to the acquisition by CyberGuard of all of the outstanding stock of ARCA . This acquisition will be accounted for using the pooling-of-interests method of accounting. The unaudited pro forma condensed combined financial statements give effect to the issuance of CyberGuard Common Stock to the shareholders of ARCA as well as the estimated transaction costs incurred in connection with the acquisition. These statements are based on the historical financial statements of CyberGuard and ARCA and the estimates and assumptions noted in the unaudited condensed combined financial statements and the footnotes thereto.

         The unaudited pro forma condensed combined balance sheet gives effect to the acquisition as if it had occurred on March 31, 1998. The unaudited pro forma condensed combined statements of operations for the year ended June 30, 1997 and nine months ended March 31, 1998 give effects to the acquisition as if it had occurred on July 1, 1996.

         The pro forma adjustments are based upon preliminary estimates, currently available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein are not necessarily indicative of the results CyberGuard would have obtained had such events occurred on July 1, 1996, as assumed, or the future results of CyberGuard. The unaudited pro forma condensed combined financial statements should be read in conjunction with the other financial statements and notes thereto included in CyberGuard's Form 10-K for the year ended June 30, 1997 as filed with the Commission on September 30, 1997.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  for the year ended June 30, 1995 (Unaudited)
                             (all dollars in 000's)


                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $    3,704      $       --         $        --        $    3,704
Services                                         216           3,214                  --             3,430
Real Time Allocation                          40,232              --                  --            40,232
                                          ----------      ----------         -----------        ----------
             Total Revenue                    44,152           3,214                  --            47,366
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Product                                        2,366              --                  --             2,366
Services                                         107           1,357                  --             1,464
Real Time Allocation                          23,602              --                  --            23,602
                                          ----------      ----------         -----------        ----------
         Total Cost of Revenue                26,075           1,357                  --            27,432
                                          ----------      ----------         -----------        ----------

             Gross Profit                     18,077           1,857                  --            19,934

OPERATING EXPENSES:
Research and Development                         806              --                  --               806
Selling, General & Administrative              3,210           1,701                  --             4,911
Real Time Expenses                            24,047              --                  --            24,047
Transaction Expense                            1,256              --                  --             1,256
                                          ----------      ----------         -----------        ----------
       Total Operating Expenses               29,319           1,701                  --            31,020
                                          ----------      ----------         -----------        ----------

        Operating Income (Loss)              (11,242)            156                  --           (11,086)
                                          ----------      ----------         -----------        ----------
OTHER INCOME (EXPENSE):
Interest Income (Expense)                        292             (46)                 --               246
Other Expense                                 (2,804)            (15)                 --            (2,819)
                                          ----------      ----------         -----------        ----------
      Total Other Income (Expense)            (2,512)            (61)                 --            (2,573)
                                          ----------      ----------         -----------        ----------


           Net Income (Loss)              $  (13,754)     $       95         $        --        $  (13,659)
                                          ==========      ==========         ===========        ==========

     Income (Loss) per Share              $    (2.33)     $     0.03         $        --        $    (2.10)
                                          ==========      ==========         ===========        ==========

   Weighted Average Number Of Shares       5,911,000       3,638,375          (3,047,946)(a)     6,501,429
                                          ==========      ==========         ===========        ==========

           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  for the year ended June 30, 1996 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $    7,728      $       --         $        --        $    7,728
Services                                         438           3,427                  --             3,865
Real Time Allocation                          37,952              --                  --            37,952
                                          ----------      ----------         -----------        ----------
                Total Revenue                 46,118           3,427                  --            49,545
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      5,062              --                  --             5,062
Services                                         194           1,502                  --             1,696
Real Time Allocation                          20,921              --                  --            20,921
                                          ----------      ----------         -----------        ----------
            Total Cost of Revenue             26,177           1,502                  --            27,679
                                          ----------      ----------         -----------        ----------

                 Gross Profit                 19,941           1,925                  --            21,866

OPERATING EXPENSES:
Research and Development                       1,180              --                  --             1,180
Selling, General & Administrative              7,955           1,957                  --             9,912
Real Time Expenses                            23,424              --                  --            23,424
Transaction Expense                            4,253              --                  --             4,253
                                          ----------      ----------         -----------        ----------
           Total Operating Expenses           36,812           1,957                  --            38,769
                                          ----------      ----------         -----------        ----------

            Operating Income (Loss)          (16,871)            (32)                 --           (16,903)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                        275             (21)                 --               254
Loss on Sale of Real Time Business           (15,160)             --                  --           (15,160)
Other Income (Expense)                           331             (28)                 --               303
                                          ----------      ----------         -----------        ----------
         Total Other Income (Expense)        (14,554)            (49)                 --           (14,603)
                                          ----------      ----------         -----------        ----------

               Net Loss                   $  (31,425)     $      (80)        $        --        $  (31,505)
                                          ==========      ==========         ===========        ==========

        Loss per Share                    $    (5.20)     $    (0.02)        $        --        $    (4.75)
                                          ==========      ==========         ===========        ==========

      Weighted Average Number Of Shares    6,046,182       3,805,510          (3,215,081)(a)     6,636,611
                                          ==========      ==========         ===========        ==========




           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                  for the year ended June 30, 1997 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $   14,574      $       --         $        --        $   14,574
Services                                       1,047           3,463                  --             4,510
                                          ----------      ----------         -----------        ----------
                Total Revenue                 15,621           3,463                  --            19,084
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      6,669              --                  --             5,062
Services                                         571           1,591                  --             2,162
                                          ----------      ----------         -----------        ----------
            Total Cost of Revenue              7,240           1,591                  --             8,832
                                          ----------      ----------         -----------        ----------

                 Gross Profit                  8,381           1,872                  --            10,253

OPERATING EXPENSES:
Research and Development                       4,723              --                  --             4,723
Selling, General & Administrative             11,410           1,919                  --            13,329
Write Off Purchased In Process R&D               262              --                  --               262
                                          ----------      ----------         -----------        ----------
           Total Operating Expenses           16,395           1,919                  --            18,314
                                          ----------      ----------         -----------        ----------

            Operating Income (Loss)           (8,014)            (47)                 --            (8,062)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                        646             (39)                 --               607
Write Off Translation Adjustment                (520)             --                  --              (520)
Gain (Loss) on Sale of Securities             (4,414)             --                  --            (4,414)
Other Income (Expense)                          (188)            (31)                 --              (219)
                                          ----------      ----------         -----------        ----------
         Total Other Income (Expense)         (4,476)            (70)                 --            (4,546)
                                          ----------      ----------         -----------        ----------


               Net Loss                   $  (12,490)     $     (117)        $        --        $  (12,607)
                                          ==========      ==========         ===========        ==========

         Loss per Share                   $    (1.76)     $    (0.03)        $        --        $    (1.64)
                                          ==========      ==========         ===========        ==========

      Weighted Average Number Of Shares    7,100,014       3,954,359          (3,363,930)(a)     7,690,443
                                          ==========      ==========         ===========        ==========



           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
             for the three months ended March 31, 1997 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $    3,874      $       --         $        --        $    3,874
Services                                         231             940                  --             1,171
                                          ----------      ----------         -----------        ----------
                 Total Revenue                 4,105             940                  --             5,045
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      1,727              --                  --             1,727
Services                                         143             446                  --               589
                                          ----------      ----------         -----------        ----------
             Total Cost of Revenue             1,870             446                  --             2,316
                                          ----------      ----------         -----------        ----------

                 Gross Profit                  2,235             494                  --             2,729

OPERATING EXPENSES:
Research and Development                       1,028              --                  --             1,028
Selling, General & Administrative              2,847             478                  --             3,325
                                          ----------      ----------         -----------        ----------
           Total Operating Expenses            3,875             478                  --             4,353
                                          ----------      ----------         -----------        ----------

            Operating Income (Loss)           (1,640)             15                  --            (1,625)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                        187              (5)                 --               182
Write off Translation Adjustment                (220)             --                  --              (220)
Gain (Loss) on sale of securities                800              --                  --               800
Other Income (Expense)                           (19)             (5)                 --               (24)
                                          ----------      ----------         -----------        ----------
          Total Other Income (Expense)           748             (10)                 --               738
                                          ----------      ----------         -----------        ----------


               Net Income (Loss)          $     (892)     $        6         $        --        $     (886)
                                          ==========      ==========         ===========        ==========

         Income (Loss) per Share          $    (0.12)     $     0.00         $        --        $    (0.11)
                                          ==========      ==========         ===========        ==========

       Weighted Average Number Of Shares   7,375,293       3,958,770          (3,368,341)(a)     7,965,722
                                          ==========      ==========         ===========        ==========



           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
             for the three months ended March 31, 1998 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $    4,333      $       --         $        --        $    4,333
Services                                         819           1,161                  --             1,980
                                          ----------      ----------         -----------        ----------
                 Total Revenue                 5,152           1,161                  --             6,313
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      1,457              --                  --             1,457
Services                                         321             450                  --               771
                                          ----------      ----------         -----------        ----------
             Total Cost of Revenue             1,778             450                  --             2,228
                                          ----------      ----------         -----------        ----------

                 Gross Profit                  3,374             711                  --             4,085

OPERATING EXPENSES:
Research and Development                       1,059              --                  --             1,059
Selling, General & Administrative              3,988             670                  --             4,658
                                          ----------      ----------         -----------        ----------
           Total Operating Expenses            5,047             670                  --             5,717
                                          ----------      ----------         -----------        ----------

            Operating Income (Loss)           (1,673)             41                  --            (1,632)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                         45              (5)                 --                40
Other Income (Expense)                           (15)             (7)                 --               (22)
                                          ----------      ----------         -----------        ----------
          Total Other Income (Expense)            30             (12)                 --                18
                                          ----------      ----------         -----------        ----------


               Net Income (Loss)          $   (1,643)     $       29         $        --        $   (1,614)
                                          ==========      ==========         ===========        ==========

         Income (Loss) per Share          $    (0.19)     $     0.01         $        --        $    (0.18)
                                          ==========      ==========         ===========        ==========

       Weighted Average Number Of Shares   8,504,575       3,726,667          (3,136,238)(a)     9,095,004
                                          ==========      ==========         ===========        ==========



           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS for the nine months ended March 31, 1997 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $    9,585      $       --         $        --        $    9,585
Services                                         634           2,673                  --             3,307
                                          ----------      ----------         -----------        ----------
                  Total Revenue               10,219           2,673                  --            12,892
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      4,924              --                  --             4,924
Services                                         328           1,196                  --             1,524
                                          ----------      ----------         -----------        ----------
              Total Cost of Revenue            5,252           1,196                  --             6,448
                                          ----------      ----------         -----------        ----------

                  Gross Profit                 4,967           1,478                  --             6,445

OPERATING EXPENSES:
Research and Development                       3,095              --                  --             3,095
Selling, General & Administrative              7,743           1,504                  --             9,247
                                          ----------      ----------         -----------        ----------
            Total Operating Expenses          10,838           1,504                  --            12,342
                                          ----------      ----------         -----------        ----------

             Operating Income (Loss)          (5,871)            (26)                 --            (5,897)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                        550             (12)                 --               538
Write off Translation Adjustment                (220)             --                  --              (220)
Loss on sale of securities                    (4,414)             --                  --            (4,414)
Other Expense                                    (16)            (12)                 --               (28)
                                          ----------      ----------         -----------        ----------
           Total Other Income (Expense)       (4,100)            (24)                 --            (4,124)
                                          ----------      ----------         -----------        ----------


                Net Loss                  $   (9,971)     $      (51)        $        --        $  (10,022)
                                          ==========      ==========         ===========        ==========

          Loss per Share                  $    (1.40)     $    (0.01)        $        --        $    (1.30)
                                          ==========      ==========         ===========        ==========

        Weighted Average Number Of Shares  7,105,576       3,954,359          (3,363,930)(a)     7,696,005
                                          ==========      ==========         ===========        ==========



          See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS for the nine months ended March 31, 1998 (Unaudited)
                             (all dollars in 000's)



                                                                                                   Pro
                                             CYBG            ARCA             Merger              Forma
                                         (Historical)    (Historical)       Adjustments         Combined
                                         ------------    ------------       -----------         --------
REVENUE:
Product                                   $   13,540      $        -         $        --        $   13,540
Services                                       1,529           3,582                  --             5,111
                                          ----------      ----------         -----------        ----------
                 Total Revenue                15,069           3,582                  --            18,651
                                          ----------      ----------         -----------        ----------

COST OF REVENUE:
Equipment                                      4,619              --                  --             4,619
Services                                         784           1,469                  --             2,253
                                          ----------      ----------         -----------        ----------
             Total Cost of Revenue             5,403           1,469                  --             6,872
                                          ----------      ----------         -----------        ----------

                 Gross Profit                  9,666           2,114                  --            11,780

OPERATING EXPENSES:
Research and Development                       4,221              --                  --             4,221
Selling, General & Administrative             12,064           1,959                  --            14,023
                                          ----------      ----------         -----------        ----------
           Total Operating Expenses           16,285           1,959                  --            18,244
                                          ----------      ----------         -----------        ----------

            Operating Income (Loss)           (6,619)            155                  --            (6,464)
                                          ----------      ----------         -----------        ----------

OTHER INCOME (EXPENSE):
Interest Income (Expense)                        281             (49)                 --               232
Gain on sale of securities                       521              --                  --               521
Other Expense                                   (134)            (24)                 --              (158)
                                          ----------      ----------         -----------        ----------
          Total Other Income (Expense)           668             (72)                 --               596
                                          ----------      ----------         -----------        ----------


               Net Income (Loss)          $   (5,951)     $       82         $        --        $   (5,869)
                                          ==========      ==========         ===========        ==========

         Income (Loss) per Share          $    (0.75)     $     0.02         $        --        $    (0.69)
                                          ==========      ==========         ===========        ==========

       Weighted Average Number Of Shares   7,925,961       3,726,667          (3,136,238)(a)     8,516,390
                                          ==========      ==========         ===========        ==========



           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                  CYBERGUARD CORPORATION AND ARCA SYSTEMS INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                        as of March 31, 1998 (Unaudited)
                             (all dollars in 000's)



                                                                                                                 Pro
                                                                         CYBG            ARCA       Merger       Forma
                                                                     (Historical)  (Historical)   Adjustments   Combined
                                                                     ------------  ------------   -----------   --------
CURRENT ASSETS:
Cash                                                                   $  4,361       $   12         $  --      $  4,373
Accounts Receivable (less allowance for uncollectible accounts)           7,362          905            --         8,267
Deposits & Prepaids                                                         927           63            --           990
Inventory                                                                 1,302          204            --         1,506
                                                                       --------       ------         -----      --------
                        Total Current Assets                             13,952        1,184            --        15,136

FIXED ASSETS:
Equipment (net of accumulated depreciation)                               1,792          247            --         2,039
                                                                       --------       ------         -----      --------
                          Total Fixed Assets                              1,792          247            --         2,039

OTHER ASSETS:
Non Compete Agreement                                                       910           --            --           910
Other Assets                                                                121           35            --           156
                                                                       --------       ------         -----      --------
                          Total Other Assets                              1,031           35            --         1,066

                                Total Assets                           $ 16,775       $1,466         $  --      $ 18,241
                                                                       ========       ======         =====      ========


           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable                                                            525          100           400 (b)     1,025
Other Accrued Expenses                                                    2,765          217            --         2,982
Notes Payable Short Term                                                     72          130            --           202
Deferred Revenue                                                            938           --            --           938
                                                                       --------       ------         -----      --------
                   Total Current Liabilities                              4,300          447           400         5,147

LONG-TERM LIABILITIES:
Notes Payable - Other                                                       650          250            --           900

                           Total Liabilities                              4,950          697           400         6,047
                                                                       --------       ------         -----      --------

SHAREHOLDERS' EQUITY:
Preferred Stock                                                              --          591          (591)(a)        --
CyberGuard Common Stock                                                      87           32           (26)(a)        93
Additional Paid In Capital                                               67,532           --           617 (a)    68,149
Retained Earnings (Deficit)                                             (55,651)         146          (400)(b)   (55,905)
Cumulative Translation Adjustment                                          (143)          --            --          (143)
                                                                       --------       ------         -----      --------
                  Total Shareholders' Equity                             11,825          769          (400)       12,194
                                                                       --------       ------         -----      --------

Total Liabilities and shareholders' equity                             $ 16,775       $1,466         $  --      $ 18,241
                                                                       ========       ======         =====      ========


           See accompanying notes to the unaudited pro forma condensed combined financial statements.

                        CYBERGARD AND ARCA SYSTEMS, INC.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                  (UNAUDITED)


1. BASIS OF PRESENTATION

     HISTORICAL. The historical Condensed Combined Financial Statements of CyberGuard and ARCA include the accounts of CyberGuard and its subsidiaries and of ARCA, respectively. All significant intercompany balances within each company have been eliminated.

     THE MERGER. The Merger has been accounted for in the Pro Forma Condensed Consolidated Financial Statements using the pooling of interests method of accounting whereby the accounts of CyberGuard are combined with the accounts of ARCA as though both companies operated as one business for the periods presented. The non-recurring costs associated with the Merger, estimated to be $400,000, have been excluded from the Pro Forma Condensed Combined Statements of Operations to more accurately reflect the actual operations of the companies. These costs will be expensed in the period that the Merger is consummated.

2. EARNINGS PER SHARE

     Earnings per share have been calculated by dividing the net income by the outstanding shares of CyberGuard Common Stock, adjusted to reflect the issuance of the additional shares to be issued in the Merger.

3. PRO FORMA ADJUSTMENTS

    PRO FORMA CONDENSED COMBINED BALANCE SHEET.

     (a) To reflect the issuance of approximately 590,429 incremental shares of CyberGuard Common Stock in the Merger and the elimination of a corresponding amount of additional paid in capital.

     (b) To reflect the estimated costs associated with the Merger.

   PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS.

     (a) To reflect the issuance of the incremental shares of CyberGuard Common Stock in the Merger.